UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 April 22, 2004

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

         0-20852                                         16-1387013
         -------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)
------------------------                    ------------------------------------

              2000 Technology Parkway, Newark, New York       14513
              -----------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financials and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          99.1     Press Release dated April 22, 2004



Item 9. Regulation FD Disclosure.

The Company in cooperation with one of its distributors, has received an order valued at approximately $1.5 million to supply custom lithium ion batteries and chargers to Cubic Defense Applications, the defense segment of Cubic Corporation (AMEX: CUB). Refer to the attached Exhibit 99.1 for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ULTRALIFE BATTERIES, INC.

Dated: April 22, 2004                    By:   /s/Peter F. Comerford
                                               Peter F. Comerford
                                               Vice President - Administration &
                                               General Counsel

                                Index to Exhibits

(99)     Additional Exhibits

         99.1     Press Release dated April 22, 2004